Summary of significant accounting policies (Policies)	12 Months Ended
Mar. 31, 2017
Basis of Consolidation and Accounting for Investments in Affiliated Companies

Basis of consolidation and accounting for investments in affiliated companies—

The consolidated financial statements include the accounts of NTT, its subsidiaries, and variable interest entities (“VIEs”). All significant intercompany transactions and accounts are eliminated in consolidation.

The fiscal years of certain foreign subsidiaries end on December 31, however, any significant subsequent transactions for the period from January 1 to March 31 are reflected in the results of operations of NTT Group.

As of April 1, 2015, certain of NTT’s consolidated subsidiaries changed their fiscal year ends from December 31 to March 31, thereby eliminating a three-month lag between their fiscal year ends and NTT’s fiscal year end in NTT’s consolidated financial statements. The elimination of this lag was applied as a change in accounting policy. NTT did not make any retrospective adjustments to its financial statements as these changes did not have a material impact on the consolidated financial statements for the fiscal year ended March 31, 2015. As a result of this change, NTT’s retained earnings have increased by ¥700 million, and its accumulated other comprehensive income (loss), noncontrolling interests and redeemable noncontrolling interests have decreased by ¥9,702 million, ¥595 million and ¥419 million, respectively, as of the beginning of the previous fiscal year. In addition, the change in cash and cash equivalents resulting from this change in fiscal year end is presented in the consolidated statements of cash flows under “Increase (decrease) in cash and cash equivalents due to change in fiscal year end of consolidated subsidiaries.”

As of April 1, 2016, certain of NTT’s consolidated subsidiaries changed their fiscal year ends from December 31 to March 31, thereby eliminating a three-month lag between their fiscal year ends and NTT’s fiscal year end in NTT’s consolidated financial statements. The elimination of this lag was applied as a change in accounting policy. NTT did not make any retrospective adjustments to its financial statements as these changes did not have a material impact on the consolidated financial statements for the fiscal year ended March 31, 2016. As a result of this change, NTT’s retained earnings, accumulated other comprehensive income (loss) and noncontrolling interests have decreased by ¥214 million, ¥1,454 million and ¥1,408 million, respectively, as of the beginning of the current fiscal year. In addition, the change in cash and cash equivalents resulting from this change in fiscal year end is presented in the consolidated statements of cash flows under “Increase (decrease) in cash and cash equivalents due to change in fiscal year end of consolidated subsidiaries.”

Investments in affiliated companies where NTT Group has the ability to exercise significant influence over the affiliated companies, but does not have a controlling financial interest, are accounted for under the equity method. NTT evaluates its investments in affiliates for impairment due to declines in value considered to be other than temporary. In performing its evaluations, NTT utilizes various information, as available, including cash flow projections, independent valuations and, if applicable, stock price analysis. In the event of a determination that a decline in value is other than temporary, a charge to earnings is recorded for the loss and a new cost basis in the investment is established.

Use of estimates

Use of estimates—

The preparation of NTT’s consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant items subject to such estimates and assumptions include revenue recognition, estimated useful lives and recovery of the carrying amount of property, plant and equipment, software and certain other intangible assets, goodwill, investments, employees’ retirement benefit obligations, income tax uncertainties and realizability of deferred tax assets and accrued liabilities for point programs.

Effective July 1, 2014, NTT Group revised its estimate of the expected useful life of a part of the software for telecommunications network and internal-use software based on the actual utilization of the software to reflect an extended expected useful life of up to 7 years. This change in estimate has been accounted for prospectively.

The financial impact from this change in accounting estimate on the fiscal year ended March 31, 2015 to “Income before income taxes and equity in earnings (losses) of affiliated companies,” “Net income attributable to NTT” and “Per share of common stock” of “Net income attributable to NTT” adjusted to reflect the stock split (see Note 16 (“Equity”)) is ¥51,307 million, ¥21,754 million, and ¥9.95, respectively.

Revenue Recognition

Revenue recognition—

Revenues arising from fixed voice related services, mobile voice related services, IP/packet communications services and other services are recognized at the time these services are provided to customers.

With regard to revenues from mobile voice related services and IP/packet communications services, monthly billing plans for mobile phone services generally include a certain amount of allowances (free minutes and/or packets), and the used amount of the allowances is subtracted from total usage in calculating the airtime revenue from a subscriber for the month. NTT Group offers billing arrangements, called “Nikagetsu Kurikoshi” (two-month carry over), “Zutto Kurikoshi” and “Packet Kurikoshi,” in which the unused allowances are automatically carried over. “Nikagetsu Kurikoshi” is a billing arrangement, in which the unused allowances of the monthly free minutes and/or packets are automatically carried over for up to the following two months. In addition, NTT Group offers an arrangement which enables the unused allowances that were carried over for the two months to be automatically used to cover the airtime and/or packet charges exceeding the allowances of the other subscriptions in the “Family Discount” group, a discount billing arrangement for families. Out of the unused allowance in a month, NTT Group deferred revenues based on the portion which is estimated to be used in the following two months. As for the portion which is estimated to expire, NTT Group recognizes the revenue attributable to such portion of allowances ratably as the remaining allowances are utilized, in addition to the revenue recognized when subscribers make calls or utilize data transmissions. On June 1, 2015, NTT Group started providing “Zutto Kurikoshi,” in which the unused allowances of the monthly free minutes and/or packets are automatically and indefinitely carried over up to the upper limit set by each billing plan, and thereby terminated “Nikagetsu Kurikoshi” in principle. Out of the unused allowance in a month, NTT Group defers the revenues based on the portion which is estimated to be used in the following months. However, the unused allowances are carried over indefinitely, and NTT Group does not have sufficient historical evidence to reasonably estimate unused allowances that will be utilized in the following months. Hence NTT Group deducts and defers amounts allocated to unused allowances from revenues, which do not exceed the upper limit set by each billing plan. The deferred revenues are recognized as revenues in accordance with an actual use of the allowances in the following months. “Packet Kurikoshi” is a billing arrangement, in which the unused allowances of the monthly packet data which can be used without speed cap are automatically carried over for up to the following month. NTT Group defers revenues based on the portion of unused allowances that are estimated to be utilized in the next month. For the fiscal years ended March 31, 2015 and 2016, as NTT Group does not have sufficient historical evidence to reasonably estimate unused allowances that will be utilized in the next month, NTT Group deducts and defers all amounts allocated to unused allowances from revenues. For the fiscal year ended March 31, 2017, out of the unused allowance in a month, NTT Group defers the revenues based on the portion which is estimated to be used prior to expiration. As for the portion which is estimated to expire, NTT Group recognizes the revenue attributable to such portion of allowances ratably as the remaining allowances are utilized, in addition to the revenue recognized when subscribers utilize data transmissions. The deferred revenues are recognized as revenues in the next month.

Non-recurring upfront fees such as activation fees are deferred and recognized as revenues over the estimated average period of the subscription for each service. The related direct costs are deferred only to the extent of the non-recurring upfront fee amount and are amortized over the same period.

Sales of telecommunication equipment are recognized as income upon delivery of the equipment to purchasers, primarily agent resellers, when title to the product, and the risk and rewards of ownership, have been substantially transferred. Certain commissions paid to purchasers, primarily agent resellers, and incentives given to subscribers are recognized as a reduction of sales of telecommunication equipment.

NTT Group has offered an incentive program which provides certain discounts for subscribers who purchase qualified smartphones under the installment payment arrangement. Under the incentive program, NTT Group provides subscribers with the discounts depending on the number of installment payments upon certain events including replacement of the original smartphones. From the fiscal year ended March 31, 2015, NTT Group has recognized estimated future discount amount as a reduction of revenue since NTT Group developed sufficient historical evidence such as an analysis of the historical churn rate and replacement rate of the qualified and other smartphones to reasonably estimate the future discount amount.

With regard to sales of telecommunication equipment in the mobile communications business, NTT Group provides subscribers with options to select installment payments for the purchase of the handset over a period of 12 or 24 months. When installment payments are selected, under agreements entered into among NTT Group, subscribers and agent resellers, NTT Group provides financing by providing funds for the purchase of the handset by the subscribers. NTT Group then includes current installments for the receivable for the purchased handset with basic monthly charges and airtime charges for the installment payment term. Because equipment sales are recognized upon delivery of handsets to agent resellers, the advance payment for the purchased handset to agent resellers and subsequent cash collection of the installment receivable for the purchased handset from subscribers do not have an impact on our equipment sales.

Revenues from system integration services are recognized as work on contracts progresses. However, in cases where the contract period is short and the difference in the impact on the financial position or results of operations is immaterial, or in cases where it is difficult to make a reasonable estimate on the progress of the contracted work, revenues are recognized upon completion of the contracted services.

Provision for estimated losses on system integration projects, if any, is made in the fiscal period in which the loss becomes evident.

Cash and cash equivalents, short-term investments

Cash and cash equivalents, short-term investments—

Excess cash is mainly invested in time deposits, marketable bonds of the Japanese Government or commercial paper. Those with original maturities of three months or less are classified as “Cash and cash equivalents” in the consolidated balance sheets. Those with original maturities of longer than three months and remaining maturities of 12 months or less at the end of the fiscal year are classified as “Short-term investments” in the consolidated balance sheets.

NTT Group has maintained a global cash management system (“Global CMS”) with a single financial institution since 2012 in order to improve the efficiency and effectiveness of its cash management. The Global CMS receives excess cash and extends loans to participating subsidiaries. With respect to offsetting in the Global CMS, as all of the criteria for offsetting have been met, NTT Group offsets positive and negative cash balances. NTT’s consolidated balance sheets as of March 31, 2016 and 2017 reflect such offset of ¥123,608 million and ¥172,208 million, respectively.

Foreign Currency Translation and Transactions

Foreign currency translation and transactions—

All asset and liability accounts of foreign subsidiaries and affiliates are translated into Japanese yen at appropriate year-end exchange rates and all income and expense accounts are translated at the average exchange rates prevailing during the year. The resulting translation adjustments are recognized as a component of “Accumulated other comprehensive income (loss).”

Foreign currency receivables and payables are re-measured at appropriate year-end exchange rates and the resulting foreign currency transaction gains or losses are recorded as “Other, net” in the consolidated statements of income.

NTT Group transacts limited business in foreign currencies. The effect of exchange rate fluctuations from the initial transaction date to the settlement date is recorded as “Other, net” in the consolidated statements of income.

Marketable Securities and Other Investments

Marketable securities and other investments—

Unrealized gains and losses on available-for-sale securities, whose fair values are readily determinable, are reported as a component of accumulated other comprehensive income (loss), net of taxes. Equity securities whose fair values are not readily determinable and equity securities for which sales are restricted by contractual requirements are carried at cost. NTT Group periodically reviews the carrying amounts of its marketable securities for impairments that are other than temporary. If this evaluation indicates there is an impairment that is other than temporary, the security is written down to its estimated fair value. Debt securities designated as held-to-maturity are carried at amortized cost and are reduced to net realizable value for declines in market value unless such declines are deemed to be temporary. Realized gains and losses, which are determined on the average cost method, are reflected in income.

Inventories

Inventories—

Inventories consist of telecommunications equipment to be sold, projects in progress, materials and supplies, which are stated at the lower of cost or market. The cost of telecommunications equipment to be sold and materials is determined on a first-in first-out basis. The cost of projects in progress is mainly attributable to that of software production for customers or that of construction of real estate held for resale, including labor and subcontractors’ cost base. The cost of supplies is determined by the average cost method or by the specific identification method. Due to the rapid technological changes associated with the wireless communications business, NTT DOCOMO recognized losses on write-downs for the fiscal years ended March 31, 2015, 2016 and 2017 totaling ¥13,716 million, ¥18,880 million and ¥11,043 million, respectively, which are included in “Cost of equipment sold” in the consolidated statements of income.

Property, Plant and Equipment and Depreciation

Property, plant and equipment and depreciation—

Property, plant and equipment are stated at cost. Depreciation is computed principally using the straight-line method at rates based on estimated useful lives of the assets. With minor exceptions, the estimated useful lives of depreciable properties (estimated economic life) are as follows:

Digital switch equipment (including wireless telecommunications equipment)	8 to 16 years
Cables	13 to 36 years
Tubes and tunnels	50 years
Reinforced concrete buildings	42 to 56 years
Machinery, vessels and tools	3 to 26 years

NTT and its subsidiaries in Japan traditionally used the declining-balance method for calculating depreciation of property, plant and equipment. Effective April 1, 2016, NTT and its subsidiaries adopted the straight-line method of depreciation. As NTT Group plans to complete the expansion of its service areas for fiber-optic services and LTE services in the network business, it has been shifting the focus of its capital investments to improving the efficiency in using facilities while maintaining the current functionality. With respect to network services, NTT has started providing the “Hikari Collaboration Model,” the wholesale provision of fiber-optic access services, which can be used by customers of both fixed-line communications services and mobile communications services in the long-term. Through these efforts, NTT expects the stable usage of property, plant and equipment going forward. For these reasons, NTT believes that the straight-line depreciation method better reflects the pattern of consumption of the future benefits to be derived from those assets being depreciated. The effect of the change in the depreciation method is recognized prospectively as a change in the accounting estimate pursuant to FASB ASC-250, “Accounting Changes and Error Corrections.” In line with the change in the depreciation method, NTT and its subsidiaries reviewed the residual carrying amount of property, plant and equipment and made changes where necessary. As a result of the change in the depreciation method, depreciation expenses on a consolidated basis for the fiscal year ended March 31, 2017 decreased by ¥244,177 million. Consolidated net income attributable to NTT and consolidated net income attributable to NTT per share for the fiscal year ended March 31, 2017 increased by ¥132,222 million and ¥64.60, respectively.

Depreciation expense is computed based on the total depreciable amount, which is cost, net of estimated residual value. Maintenance and repairs, including minor renewals and betterments, are charged to income as incurred.

Capitalized Interest

Capitalized interest—

NTT Group capitalized interest related to the construction of property, plant and equipment over the period of construction. NTT Group also capitalizes interest associated with the development of internal-use software. NTT Group amortizes such capitalized interest over the estimated useful lives of the related assets. Total interest costs incurred were ¥47,958 million, ¥45,446 million and ¥41,114 million, of which ¥3,942 million, ¥3,776 million and ¥3,353 million were capitalized for the fiscal years ended March 31, 2015, 2016 and 2017, respectively.

Impairment of Long-Lived Assets

Impairment of long-lived assets—

Long-lived assets to be held and used, including property, plant and equipment, software and certain other intangible assets with finite useful lives are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If the total of the expected future undiscounted cash flows is less than the carrying amount of the asset, the loss recognized is the amount by which the carrying amount of the asset exceeds its fair value as measured through various valuation techniques, including discounted cash flow models, quoted market value and third-party independent appraisals, as considered necessary. Assets to be disposed of by sale are reported at the lower of the carrying amount or estimated fair value less costs to sell.

Goodwill, Software and Other Intangible Assets

Goodwill, Software and other intangible assets—

Goodwill is an asset representing the future economic benefits arising from other assets acquired in a business combination that are not individually identified and recognized. Goodwill is not amortized, but tested for impairment at least annually and more frequently when indicators of impairment are present. NTT Group may perform a qualitative assessment to some or all of the reporting units before applying the two-step impairment test. If NTT Group concludes that it is not more likely than not that the fair value of a reporting unit is less than its carrying amount including goodwill, it is not required to perform the two-step impairment test. NTT Group performs the qualitative assessment for certain goodwill but bypasses this qualitative assessment and proceeds directly to the two-step impairment test for other goodwill. Under the first step, the fair value of the reporting unit is compared with its carrying amount (including goodwill). If the fair value of the reporting unit is less than its carrying amount, an indication of goodwill impairment exists for that reporting unit and NTT Group must perform the second step of the impairment test (measurement). Fair values of the reporting units are determined using a discounted cash flow analysis, among other methods. Under the second step, an impairment loss is recognized for any excess of the carrying amount of the reporting unit’s goodwill over the implied fair value of the goodwill. The implied fair value of goodwill is determined by allocating the fair value of the reporting unit in a manner similar to a purchase price allocation and the residual fair value after this allocation is the implied fair value of the reporting unit goodwill. If the fair value of the reporting unit exceeds its carrying amount, the second step does not need to be performed.

During the fiscal year ended March 31, 2015, NTT DOCOMO realigned its operating segments in order to reflect its changing business management. As a result of this realignment of operating segments, NTT Group reorganized the reporting structure of its mobile communications business segment into communications, smart life and other businesses reporting units. In conjunction with this change, NTT Group reassigned the goodwill attributable to these reporting units prior to the realignment to the communications, smart life and other businesses reporting units using a relative fair value allocation approach based on the composition of each business reporting unit prior to the realignment.

For the fiscal year ended March 31, 2016, NTT changed the goodwill impairment testing date for certain of NTT’s consolidated subsidiaries from September 30 to October 31. NTT concludes this change in accounting policy is preferable, as it more closely aligns the goodwill impairment testing date with NTT’s strategic planning processes and promotes more accurate goodwill impairment analysis. The change in testing date does not delay, accelerate or avoid any potential goodwill impairment loss for the consolidated fiscal year ended March 31, 2016. NTT also performed annual goodwill impairment tests on September 30, 2015 prior to the change in the testing date, and on October 31, 2015 following the change, in respect of the fiscal year ended March 31, 2016. NTT concluded that NTT’s goodwill was not impaired as of either dates.

Intangible assets other than goodwill primarily consist of computer software. NTT Group capitalizes the cost of internal-use software, which has a useful life in excess of one year. Subsequent additions, modifications or upgrades to internal-use software are capitalized only to the extent that they allow the software to perform a task it previously did not perform. Software maintenance and training costs are expensed in the period in which they are incurred. Capitalized computer software costs are amortized on a straight-line basis over a period of generally from five to seven years.

The intangible assets with indefinite lives are not amortized, but tested for impairment on an annual basis and when indicators of impairment are present.

Income Taxes

Income taxes—

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the expected future tax consequences attributable to temporary differences between the financial statement carrying amounts and the tax bases of assets or liabilities and operating loss carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to be applicable during the periods in which existing temporary differences reverse and operating loss carryforwards are utilized.

A valuation allowance is recognized to reduce deferred tax assets to the amount more likely than not to be realized.

The effect of income tax positions are recognized only if those positions are more likely than not of being sustained. Recognized income tax positions are measured at the largest amount that is greater than 50 percent likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs.

Derivative Financial Instruments

Derivative financial instruments—

NTT Group uses several types of derivative financial instruments to manage market risks such as fluctuations in foreign currency exchange rates and interest rates. NTT Group does not use derivative instruments for trading or speculative purposes.

All derivatives are recognized as either assets or liabilities in the balance sheet at fair value and are reported in “Prepaid expenses and other current assets,” “Other assets,” “Current liabilities—Other” and “Long-term liabilities—Other” in the consolidated balance sheets. Classification of each derivative as current or non-current is based upon whether the maturity of each instrument is less than or greater than 12 months. Changes in fair value of derivative financial instruments are either recognized in income or shareholders’ equity (as a component of accumulated other comprehensive income (loss)), depending on whether the derivative financial instrument qualifies as a hedge and the derivative is being used to hedge changes in fair value or cash flows.

The fair values of forward exchange contracts, interest rate swap agreements, currency swap agreements, currency option agreements and forward contracts are measured by inputs derived principally from observable market data provided by financial institutions.

For derivatives classified as fair value hedges, changes in the fair value of derivatives designated and effective as fair value hedges for recognized assets or liabilities or unrecognized firm commitments are recognized in earnings as offsets to changes in the fair value of the related hedged assets or liabilities.

For derivatives classified as cash flow hedges, changes in the fair value of derivatives designated and effective as cash flow hedges for forecasted transactions or exposures associated with recognized assets or liabilities are initially recorded in other comprehensive income (loss) and reclassified into earnings when the hedged transaction affects earnings.

From time to time, however, NTT Group may enter into derivatives that economically hedge certain of its risks, even though hedge accounting does not apply. In these cases, changes in the fair values of these derivatives are recognized in current period earnings.

NTT Group formally documents all relationships between hedging instruments and hedged items, as well as its risk management objective and strategy for undertaking various hedging transactions. This process includes linking all derivatives that are designated as fair value or cash flow hedges to (1) specific assets or liabilities on the balance sheet or (2) specific firm commitments or forecasted transactions. NTT Group also assesses (both at the hedge’s inception and on an ongoing basis at least quarterly) whether the derivatives that are used in hedging transactions have been highly effective in offsetting changes in the fair value or cash flows of hedged items and whether those derivatives may be expected to remain highly effective in future periods. When it is determined that a derivative is not highly effective as a hedge, NTT Group discontinues hedge accounting. The amounts representing hedges’ ineffectiveness and the component of derivative instruments’ gain or loss excluded from the assessment of hedge effectiveness are reported as “Other, net” in the consolidated statements of income.

Cash flows from financial instruments accounted for as hedges are classified in the consolidated statements of cash flows under the same category as the items being hedged.

Earnings Per Share

Earnings per share—

Basic earnings per share (“EPS”) is computed based on the average number of shares outstanding during the year. Diluted EPS assumes the dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock. Since NTT did not issue dilutive securities, there is no difference between basic EPS and diluted EPS.

For information on NTT’s stock split, see Note 16.

Variable Interest Entities (VIEs)

Variable Interest Entities—

NTT Group utilizes VIEs in the ordinary course of business mainly to facilitate the securitization of certain assets, such as real estate. If NTT Group has both the authority to direct the activities of a VIE and the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE, then NTT Group determines that it is the VIE’s primary beneficiary and consolidates the VIE.

Asset Retirement Obligations

Asset Retirement Obligations—

NTT Group’s legal obligations associated with the retirement of tangible long-lived assets are recorded as liabilities, measured at fair value, when those obligations are incurred if a reasonable estimate of fair value can be made. Upon initially recognizing liabilities for asset retirement obligations, an entity must capitalize the cost by recognizing an increase in the carrying amount of the related tangible long-lived assets.

NTT Group’s asset retirement obligations primarily relate to obligations to restore leased land and buildings for NTT Group’s telecommunications equipment to their original condition. NTT has concluded that their estimates of the fair value of these liabilities are immaterial.

Employees' Retirement Benefits

Employees’ retirement benefits—

NTT Group recognizes the funded status of its benefit plan, measured as the difference between the plan assets at fair value and the benefit obligation, in the consolidated balance sheets. Changes in the funded status are recognized as changes in comprehensive income (loss) during the fiscal period in which such changes occur.

Pension benefits earned during the year as well as interest on projected benefit obligations are currently accrued. Prior service cost and net actuarial loss in excess of 10% of the greater of the projected benefit obligation or the fair value of plan assets, both of which are included in “Accumulated other comprehensive income (loss),” are amortized over the expected average remaining service period of employees on a straight-line basis.

Accrued Liabilities for Point Programs

Accrued liabilities for point programs—

NTT Group grants “points” to customers based on the usage of mobile, FLET’S Hikari and other services, which provide benefits, including discounts on merchandise, and records “Accrued liabilities for point programs” relating to the points that customers earn.

Redeemable Noncontrolling Interests

Redeemable noncontrolling interests—

A portion of noncontrolling interests of certain subsidiaries can be put to NTT Group upon certain events. As redemption of the noncontrolling interests is not solely in the control of NTT Group, the redemption amount based on fair value price is considered as “Redeemable noncontrolling interests” and presented in between Liabilities and Equity in the consolidated balance sheets.

As of March 31, 2016 and 2017, NTT Group believes that subsequent adjustment of the presented amount of redeemable noncontrolling interests is unnecessary mainly because they are not currently redeemable and it is not probable that they will become redeemable. NTT Group will annually reassess the probability.

Reclassifications

Reclassifications—

On April 1, 2016, in order to clarify disclosures, other intangible asset impairments previously classified under “Goodwill and other intangible asset impairments” have been reclassified into “Impairment losses—Other,” and goodwill impairments previously classified under “Goodwill and other intangible asset impairments” have been reclassified into “Impairment losses—Goodwill.” In accordance with these reclassifications, impairment losses of property, plant and equipment and software previously classified under “Impairment losses” have been reclassified into “Impairment losses—Other.”

Certain items for prior periods’ financial statements have been reclassified to conform to the presentation for the fiscal year ended March 31, 2017.

Revenue from Contracts with Customers

Revenue from Contracts with Customers—

On May 28, 2014, the FASB issued ASU 2014-09 “Revenue from Contracts with Customers,” which requires an entity to recognize revenue when the entity transfers control of promised goods or services to customers. Revenue is recognized in an amount that reflects the consideration an entity expects to receive in exchange for those goods or services. An entity also is required to disclose sufficient quantitative and qualitative information to enable users of financial statements to understand the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. The ASU will replace most existing revenue recognition guidance in U.S. GAAP when it becomes effective.

The FASB also issued ASU 2016-08 “Principal versus Agent Considerations (Reporting Revenue Gross versus Net),” ASU 2016-10 “Identifying Performance Obligations and Licensing,” ASU 2016-12 “Narrow-Scope Improvements and Practical Expedients,” ASU 2016-20 “Technical Corrections and Improvements to Topic 606,” and ASU 2017-05 “Clarifying the Scope of Asset Derecognition Guidance and Accounting for Partial Sales of Nonfinancial Assets” in March, April, May and December 2016, and February 2017, respectively, to amend ASU 2014-09 partially.

On August 12, 2015, the FASB issued ASU 2015-14 “Revenue from Contracts with Customers: Deferral of the Effective Date,” and deferred the effective date of ASU 2014-09 by one year. Consequently, the new standard is effective for annual reporting periods beginning after December 15, 2017. The standard is expected to take effect for NTT Group on April 1, 2018. Early adoption of the standard as of April 1, 2017 would also be permitted.

The two permitted transition methods under the new standard are the full retrospective method, or the modified retrospective method. Under the full retrospective method, all periods presented will be updated upon adoption to conform to the new standard and a cumulative adjustment for effects on periods prior to the reporting period will be recorded to retained earnings at the beginning of the initial reporting period. Under the modified retrospective approach, the current reporting period will be updated to conform to the new standard and a cumulative adjustment for effects of applying the new standard to periods prior to the reporting period that includes the date of initial application is recorded to retained earnings as of the date of initial application, and also incremental disclosures related to the amount affected by the application of this new standard are required.

NTT has not decided on a transition method and is currently evaluating the impact of the new standard on NTT’s consolidated financial statements and related disclosures. The impact on revenue resulting from the application of the new standard will be subject to assessments that are dependent on many variables, including, but not limited to, the terms, the transaction prices including discounts and the mixture of the goods and services of NTT’s contractual arrangements. While NTT is continuing to assess all potential impacts resulting from the application of the new standard, NTT believes that the most significant impacts may include the following items:

•

The new standard requires the recognition of incremental costs of obtaining contacts and direct costs of fulfilling contracts with customers as assets. Under the current standard, those costs relating to communication services provided on the Regional communications business, the Long distance and international communications business, and the Mobile communications business are capitalized and amortized up to the upfront fees as the upper limit over the estimated average period of the subscription for each service. After adopting the new standard, all of those costs will be capitalized, and therefore, part of the sales commissions and other charges that have previously been treated as expenses will be recognized as additional assets. For the fiscal year ended March 31, 2017, the majority of the amount of sales commissions incurred for agent resellers was ¥320,800 million which was mainly included in the Mobile communication business.

•

The new standard requires that if customers are granted by an entity the option to acquire additional goods or services at a discount by a contract agreed between the customer and the entity, the entity shall identify this option as a separate performance obligation upon granting such option as a part of the consideration of the transaction being recognized as contract liabilities, and recognize revenue when the additional good or service is transferred at a discount to the customer or when such option expires. Under the current standard, NTT Group records accrued liabilities relating to the points that customers earn. After adopting the new standard, NTT Group will recognize a part of the consideration for transactions of mobile communications and other services as contract liabilities at the time when the points are granted, and recognize revenue when points are used for additional goods or services at a discount. For the fiscal year ended March 31, 2017, the majority of the amount of expenses for point programs under the existing standards was ¥94,291 million, which was included in the Mobile communication business.

NTT Group is in the process of setting up operating processes and internal controls for the adoption of the new revenue recognition standard.

Recognition and Measurement of Financial Assets and Financial Liabilities

Recognition and Measurement of Financial Assets and Financial Liabilities—

On January 5, 2016, the FASB issued ASU 2016-01 “Recognition and Measurement of Financial Assets and Financial Liabilities,” which makes targeted improvements to the accounting for, and presentation and disclosure of, financial instruments. ASU 2016-01 requires that most equity investments be measured at fair value, with subsequent changes in fair value recognized in net income. ASU 2016-01 does not affect the accounting for investments that would otherwise be consolidated or accounted for under the equity method. The new standard also affects the recognition of changes in fair value of financial liabilities under the fair value option and the presentation and disclosure requirements for financial instruments. ASU 2016-01 is effective for fiscal years beginning after December 15, 2017. The new standard is expected to take effect for NTT Group on April 1, 2018.

NTT is currently evaluating the effect of adopting the ASU.

Leases

Leases—

On February 25, 2016, the FASB issued ASU 2016-02 “Leases,” which requires all lessees to recognize right-of-use assets and lease liabilities, principally. The new standard is effective for fiscal years beginning after December 15, 2018. The new standard is expected to take effect for NTT Group on April 1, 2019. Early adoption is permitted.

The adoption of the new accounting standard is expected to result in the recognition of additional right-of-use assets and lease liabilities. NTT is considering the scope and the amounts of assets and liabilities to be recognized.

Simplifying the Test for Goodwill Impairment

Simplifying the Test for Goodwill Impairment—

On January 26, 2017, the FASB issued ASU 2017-04 “Simplifying the Test for Goodwill Impairment,” which eliminates Step 2 from the goodwill impairment test. Instead, the amendments in this update require that an entity should perform its annual, or interim, goodwill impairment test by comparing the fair value of a reporting unit with its carrying amount and an entity should recognize an impairment charge for the amount by which the carrying amount exceeds the reporting unit’s fair value. ASU 2017-04 is effective for fiscal years beginning after December 15, 2019 on a prospective basis. The new standard is expected to take effect for NTT Group on April 1, 2020. Early adoption of the standard for goodwill impairment tests with measurement dates after January 1, 2017 would also be permitted.

NTT is currently evaluating the effect of adopting the ASU.

Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost

Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost—

On March 10, 2017, the FASB issued ASU2017-07 “Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost,” which requires that employers report the service cost component in the same line item(s) as other employee compensation costs arising from services rendered during the period, and report the other components of net benefit cost separately from the service cost component and outside a subtotal of operating income. Only the service cost component will be eligible for capitalization. The updated presentation of net benefit cost in an employer’s income statement is to be applied retrospectively while the change in capitalized benefit cost is to be applied prospectively. ASU 2017-07 is effective for fiscal years beginning after December 15, 2017. The standard is expected to take effect for NTT Group on April 1, 2018. Early adoption of the standard as of April 1, 2017 would also be permitted.

NTT is currently evaluating the effect of adopting the ASU.